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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 21, 2000



                          AMBAC FINANCIAL GROUP, INC.
            (Exact name of Registrant as specified in its charter)



        Delaware                      1-10777               13-3621676
(State of incorporation)      (Commission file number)      (I.R.S.employer
                                                            identification no.)


One State Street Plaza                                      10004
New York, New York                                          (Zip code)
(Address of principal executive offices)



                                (212) 668-0340
             (Registrant's telephone number, including area code)



                               Page 1 of 6 Pages

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                          Index to Exhibits on Page 4
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Item 5.    Other Events


     On March 21, 2000, Ambac Financial Group, Inc. (the "Registrant") issued a press release announcing that the Registrant and MBIA Inc. had decided to restructure their international joint venture. Exhibit 99.07 is a copy of such press release and is incorporated herein by reference.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  Exhibits.

                Exhibit Number                Item
                --------------                ----

                   99.07 Press Release announcing that Ambac and MBIA are restructuring their International Joint Venture.

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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Ambac Financial Group, Inc.
                                       (Registrant)



Dated:  March 22, 2000                 By: /s/ Frank J. Bivona
                                           ----------------------------------
                                           Frank J. Bivona
                                           Executive Vice President and Chief
                                           Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------
Number             Description of Exhibit
------             ----------------------


99.07              Release announcing that Ambac and
                   MBIA are restructuring their International
                   Joint Venture.